UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2023

CLARUS THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39802	85-1231852
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 S. Grand Avenue, Suite 1450 Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 562-4300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

As previously disclosed, on September 5, 2022, Clarus Therapeutics Holdings, Inc., or Clarus, and its wholly-owned subsidiary Clarus Therapeutics, Inc., or OpCo, filed voluntary petitions for bankruptcy protection under Chapter 11 of Title 11 of the United States Bankruptcy Code. The filing was made in the United States Bankruptcy Court for the District of Delaware, or the Court (Case No. 22-10845).

As previously disclosed, on October 25, 2022, Clarus and OpCo entered into an asset purchase agreement with Tolmar, Inc. and Tolmar Holdings, Inc., collectively Tolmar, pursuant to which Tolmar agreed to acquire the rights and certain related assets of Clarus and OpCo to develop, manufacture, package, promote, market, sell, distribute and otherwise commercialize JATENZO® and assume certain liabilities of Clarus and OpCo, or the Sale. On October 26, 2022, the Court approved the Sale. On October 27, 2022 Clarus, OpCo and Tolmar consummated the Sale, thereby completing the disposition of the aforementioned assets.

On December 21, 2022 Clarus and OpCo filed the First Amended Combined Disclosure Statement and Chapter 11 Plan of Liquidation of Clarus Therapeutics Holdings, Inc. and Clarus Therapeutics, Inc., as may be amended, supplemented, or otherwise modified from time to time, or the Plan, and the Court confirmed the Plan on February 8, 2023.

On February 28, 2023, or the Effective Date, Clarus and OpCo filed a Notice of Effective Date with the Court and the Plan became effective in accordance with its terms. All of the shares of common stock of the Company outstanding immediately prior to the Effective Date, were cancelled and discharged and are of no force and effect.

Item 2.01 Completion of Acquisition or Disposition of Assets.

To the extent applicable to this item, the information set forth under Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to the Rights of Security Holders.

To the extent applicable to this item, the information set forth under Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

To the extent applicable to this item, the information set forth under Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As of the Effective Date, pursuant to the Plan, the existing board of directors of Clarus dissolved without any further action required on the part of Clarus or OpCo.

Item 8.01 Other Events

Deregistration of Securities

In conjunction with its emergence from bankruptcy, Clarus intends to file post-effective amendments to each of its Registration Statements on Form S-1 and Form S-8 and promptly file a Form 15 with the Securities and Exchange Commission, or the SEC, to deregister its securities under Section 12(g) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and suspend Clarus’ reporting obligations under Sections 13(a) and 15(d) of the Exchange Act. Upon the filing of the Form 15, Clarus’ obligation to file periodic and current reports with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARUS THERAPEUTICS HOLDINGS, INC

Date: March 1, 2023	By:	/s/ Lawrence R. Perkins
	Name:	Lawrence R. Perkins
	Title:	Chief Restructuring Officer

2